May 1, 2006

DREYFUS PREMIER CONSUMER FUND

(A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus dated September 1, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

David Sealy is the fund’s primary portfolio manager. Mr. Sealy has been a primary portfolio manager of the fund since its inception. Mr. Sealy is a vice president, portfolio manager and research analyst at The Boston Company Asset Management, LLC, an affiliate of Dreyfus, where he has been employed since June 2005. He also has been employed by Dreyfus since May 1997.